UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-159445	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Industrial Income Trust Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

•

Current Report on Form 8-K filed on August 27, 2010 to provide the required financial information relating to our acquisition of the Bell Gardens Portfolio, located in the Bell Gardens submarket of Los Angeles, California, as described in that Current Report;

•

Current Report on Form 8-K filed on September 1, 2010 to provide the required financial information relating to our acquisition of the Bay Area Portfolio, comprised of one building located in Fremont, California, and three buildings located in Richmond, California, as described in that Current Report;

•

Current Report on Form 8-K filed on October 1, 2010 to provide the required financial information relating to our acquisition of the Portland Portfolio, located in Portland, Oregon, as described in that Current Report.

Item 9.01	Financial Statements and Exhibits

(a) and (b)	Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information

The financial statements and pro forma financial information required by Item 9.01 (a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

Bell Gardens Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Bay Area Portfolio Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Portland Portfolio Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited), and for the Six Months Ended June 30, 2010 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

November 05, 2010

	By:	/S/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

Bell Gardens Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Bay Area Portfolio Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Portland Portfolio Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2009 and for the Six Months Ended June 30, 2010 (unaudited)

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited), and for the Six Months Ended June 30, 2010 (unaudited)

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